
HIGHLAND PRINCE

Q2 Investor Update

May 2014

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue & EBITDA



In Millions of U.S. Dollars
$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
Company Guidance
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TTM
2014 **
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation
** Bloomberg Consensus as of May 1, 2014

THE GULFMARK FLEET

Global Vessel Diversification



WORLDWIDE TOTAL = 76
54
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV
26
SPV
1
AHTS
1
US GULF
PSV
18
FSV
1
MEXICO
AHTS
2
FSV
1
TRINIDAD
AHTS
2
FSV
1
BRAZIL
PSV
5
SPV
1
SOUTHEAST ASIA
PSV
4
AHTS
12
AUSTRALIA
PSV
1

Young & Versatile Fleet

Vessel Vintage by Year


14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
Number of Vessels
Current New Build Program
1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Vessels in Current Fleet
Recent Market Purchases
Vessel Disposals
Vessels Under Construction

A Changing Environment

Significant number of new generation rigs allows for increased activity in:

- Deepwater
- Remote drilling locations
- Harsh environment

Industry and regulatory call for higher specification vessels for:

- Complex activities
- Increased cargo carrying capacity and flexibility


NORTH POMOR

The New Breed Of PSV

GULFMARK'S
ARCTIC CLASS


ST-216
NORTH POMOR

New Construction Delivery Schedule

300 Class	Europe	887	DEFENDER	DELIVERED - July 10, 2013
300 Class Arctic	Europe	Arctic	POMOR	DELIVERED - July 26, 2013
280 Class	Europe	879	CHIEFTAIN	DELIVERED - September 14, 2013
300 Class	Europe	887	GUARDIAN	DELIVERED - September 26, 2013
250 Class	Europe	755	KNIGHT	DELIVERED - October 11, 2013
300 Class Arctic	Europe	Arctic	CRUYS	DELIVERED - February 14, 2014
250 Class	Europe	755	PRINCESS	DELIVERED - March 22, 2014
280 Class	US	T-Sea	POLARIS	DELIVERED - May 2, 2014
280 Class	US	T-Sea	REGULUS	ESTIMATED - Q3 2014
300 Class	US	887	HERCULES	ESTIMATED - Q4 2014
300 Class	US	887	PEGASUS	ESTIMATED - Q2 2015
300 Class Arctic	Europe	Arctic	ARCTIC - TBN	ESTIMATED - Q4 2015

May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15

Vessel Enhancement Program

Phase I: 190 Class to 230 Class
Six Vessels Completed 2011-13

Avg. Cost per vessel	$2.4 million
Avg. Incremental days out of service	77
Estimated payback period	13 months
Return on capital	93%





Phase II: 210 Class to 260 Class

10 total vessel candidates

2 complete in 2013

1 complete in 2014

1 currently in process

Phase II Vessel Enhancement Schedule

Eight 210 Class PSVs lengthened to 260 Class



St. Louis
Toulouse
Orleans
Esplanade
Bourbon
Royal
Chartres
Iberville
ST. LOUIS
COMPLETED – September 30, 2013
TOULOUSE
COMPLETED – November 9, 2013
ORLEANS
COMPLETED – March 15, 2014
ESPLANADE
ESTIMATED – Q2 2014
BOURBON
ESTIMATED – Q3 2014
ROYAL
ESTIMATED – Q4 2014
CHARTRES
ESTIMATED – Q1 2015
ESTIMATED – Q2 2015
IBERVILLE
Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15

Secondary Market Vessel Purchases

Active in secondary market

- Average one vessel purchase per year for last three years
- Two in 2012:
  - One 2010-built DP2 PSV for US GoM
  - One 2006-built DP2 PSV for UK North Sea
- One in 2014:
  - 2012-built DP2 PSV for UK North Sea


HIGHLAND LAIRD

DEMAND DRIVERS

GULFMARK

Rig Count Growth – North Sea

FLOATING RIGS	
Active	43
Scheduled Arrivals/Activations (through 2015)	9
% Increase	**21%**
JACKUPS	
Active	37
Scheduled Arrivals (through 2015)	8
% Increase	**22%**

Source: IHS Petrodata as of 5/1/14





Floating Rig Count Growth – U.S. GoM

FLOATING RIGS IN U.S. GOM	
Contracted	45
Scheduled Net Additions (through Q4 2015)	13
% Increase	**29%**

Source: IHS Petrodata as of 5/1/14





Vessel To Rig Ratio – U.S. Gulf of Mexico



Historic
Forecast
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.7
4.8
4.6
4.6
4.4
Estimated Deliveries
8 Vessels 1 Rigs
8 Vessels 5 Rigs
11 Vessels 2 Rigs
7 Vessels 4 Rigs
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio

Sources: IHS Marine Base, IHS Rig Base as of 5/1/14

Assumptions:

1. *Q2 2014 includes remaining Q2 2014 vessel deliveries as of 5/1/14*
2. *Forecasted ratio reflects net rig deliveries (assuming 3 floating rig departures). All vessel deliveries are assumed incremental*

FINANCIAL INFORMATION

GulfMark

GulfMark Revenue by Region

$477M



44%
AMERICAS
41%
NORTH SEA
15%
SOUTHEAST ASIA

TTM Revenue - $208M
TTM EBITDA - $91M

TTM Revenue - $196M
TTM EBITDA - $71M

TTM Revenue - $73M
TTM EDITDA - $41M

Day Rate in Backlog Remains Strong


Dollars in Backlog, in thousands of U.S. Dollars
Day Rate in Backlog
Day Rate
in Backlog
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
25,000
20,000
15,000
10,000
5,000
0
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Net Debt Position


Net-Debt to Total Book Capitalization
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
Net-Debt
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

2014 - 2015 Non-Operating Uses of Cash

Use	2014E	2015E
	(in millions of U.S. dollars)	
New Build Program	$ 98	$ 60
Acquisitions & Enhancements	67	10
Sub-Total	165	70
Dividends	26	26
Total Cash Uses	**$191**	**$ 96**

GulfMark Leads The Way


NORTH PURPOSE
LEADING THE INDUSTRY
IN SAFE OPERATIONS
& CLEANER SEAS

Globally, We Are GulfMark


GLOBAL
PRESENCE
AND DIVERSE
OPERATIONS
EXPERTISE

Continued Growth


GROWTH THROUGH
ACQUISITION AND
NEW CONSTRUCTION

Reconciliation Of Adjusted EBITDA

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TTM
Net (loss) income	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$84.3
Interest expense, net	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	24.0
Income tax (benefit)	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	5.5
Depreciation & Amortization	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	67.1
EBITDA	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$180.9
Adjustments:											
Impairment	-	-	-	-	-	46.2	97.7	1.8	1.2	-	-
Debt refinancing costs	6.5	-	-	-	-	-	-	-	4.4	-	-
Accounting Change	7.3	-	-	-	-	-	-	-	-	-	-
Other	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3	0.9
Adjusted EBITDA	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$164.5	$181.8

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.


ST-216 Arc
NORTH POMOR
RESCUE ZONE

The Difference Is Our People

GULFMARK